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                        WELLS FARGO NON-QUALIFIED SELECT
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

    SUPPLEMENT DATED MARCH 5, 2004 TO THE PROSPECTUS DATED DECEMBER 15, 2003


Effective as of the close of the New York Stock Exchange on April 5, 2004, the AIM V.I. Global Utilities Fund and AIM V.I. New Technology Funds are closed to new and subsequent premium payments and transfers of Investment Value.

All references and information contained in the prospectus for your Policy related to the AIM V.I. Global Utilities Fund and AIM V.I. New Technology Funds are deleted.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4897
33-63731